Exhibit 99.2
TCBI Q2 2011 Earnings July 20, 2011

Certain matters discussed on this call may contain forward-looking statements, which are subject to risks and uncertainties. A number of factors, many of which are beyond Texas Capital Bancshares' control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These risks and uncertainties include the risk of adverse impacts from general economic conditions, competition, interest rate sensitivity and exposure to regulatory and legislative changes. These and other factors that could cause results to differ materially from those described in the forward-looking statements can be found in our annual report on Form 10-K for the year ended December 31, 2010, and other filings made by Texas Capital Bancshares with the Securities and Exchange Commission.

3 Opening Remarks Another quarter of outstanding earnings Expansion of NIM driven by earning asset composition and improved funding costs Reduction in credit costs and nonperforming assets; expected to continue throughout 2011 Growth of 4% in LHI averages from Q1-2011; entering Q3 2011 in a much stronger position Continue to be very well positioned in best economy in US

Net Income and EPS Outstanding growth in net income and EPS compared to Q1-2011 and Q2-2010 Operating Leverage, Core Earnings Power & NIM Growth of Net Revenue 10% growth from Q1-2011 20% as compared to Q2-2010 Strong growth in LHI and LHS More favorable earning asset composition Reduction in excess liquidity and improved funding profile NIM expansion of 40 bps from Q1-2011 Growth in loans Increase in earning asset yield Reduction in funding cost Decrease in credit costs Dramatic improvement in ROA and ROE to 1.08% and 12.1% Expense growth Recruiting to support growth achieved and expected to continue Continued expansion in regions and lines of business to strengthen market position Professional fees and collection expense remain high, but will improve with reduction in NPAs Financial Review 4

Loan Growth Growth in average LHI on a linked quarter basis across various lines of business Increase in linked quarter LHS due to market share and seasonal trends Organic growth model clearly improving TCB's market share Loan portfolio yields have remained good Funding Much improved funding position and reduction in deposit and total funding costs Funding profile improved with borrowings used to fund portion of LHS growth Credit Costs Total credit costs of $8.7 million Consistent with expectations for improvement in trends Provision of $8.0 million compared to $7.5 million in Q1-2011 OREO valuation cost of $725,000 compared to $3.3 million in Q1-2011 NCOs of $10.5 million, up $1.5 million from Q1-2011 Improvement in level of NPAs with resolution on several large problem credits Further reduction of credit costs and NPAs anticipated during balance of 2011 Financial Review 5

6 Q2-11 Q1-11 Q4-10 Q3-10 Q2-10 Net interest income $ 71,094 $ 64,498 $ 65,955 $ 62,606 $ 57,885 Non-interest income 7,951 7,684 9,178 8,101 8,036 Net revenue 79,045 72,182 75,133 70,707 65,921 Provision for credit losses 8,000 7,500 12,000 13,500 14,500 OREO valuation and write-down expense 725 3,320 2,330 3,668 557 Total provision and OREO valuation 8,725 10,820 14,330 17,168 15,057 Non-interest expense(1) 44,538 43,079 42,252 38,934 38,561 Income before income taxes 25,782 18,283 18,551 14,605 12,303 Income tax expense 9,074 6,344 6,475 5,074 4,187 Net income $ 16,708 $ 11,939 $ 12,076 $ 9,531 $ 8,116 Diluted EPS $ .44 $ .31 $ .32 $ .25 $ .22 Net interest margin 4.86% 4.46% 4.12% 4.27% 4.32% ROA 1.08% .78% .72% .62% .58% ROE 12.13% 8.91% 9.04% 7.23% 6.33% Efficiency(1) 56.3% 59.7% 56.2% 55.1% 58.5% Income Statement (in thousands) Excluding OREO valuation/write-down expense

7 QTD Average Balances, Yields and Rates (in thousands) Q2 2011 Q2 2011 Q1 2011 Q1 2011 Q2 2010 Q2 2010 Avg. Bal. Yield Rate Avg. Bal. Yield Rate Avg. Bal. Yield Rate Assets Securities $ 163,073 4.57% $ 177,161 4.65% $ 233,177 4.62% Fed funds sold & liquidity investments 92,231 .30% 321,550 .28% 104,013 .18% Loans held for sale 808,165 4.76% 735,682 4.78% 664,474 4.98% Loans held for investment 4,890,696 5.24% 4,721,928 5.10% 4,459,790 5.10% Total loans, net of reserve 5,630,830 5.24% 5,387,468 5.12% 5,052,728 5.15% Total earning assets 5,886,134 5.14% 5,886,179 4.84% 5,389,918 5.04% Total assets $6,192,506 $6,183,239 $5,651,586 Liabilities and Stockholders' Equity Total interest bearing deposits $3,797,537 .36% $3,901,587 .51% $3,752,433 .90% Other borrowings 233,388 .19% 159,450 .28% 222,427 .45% Long-term debt 113,406 2.26% 113,406 2.26% 11,3406 3.25% Total interest bearing liabilities 4,144,331 .40% 4,174,443 .55% 4,088,266 .94% Demand deposits 1,455,366 1,417,734 1,024,292 Stockholders' equity 552,632 543,309 514,335 Total liabilities and stockholders' equity $6,192,506 .27% $6,183,239 .37% $5,651,586 .68% Net interest margin 4.86% 4.46% 4.32%

8 QTD Averages QTD Averages QTD Averages Q2 2011 Q1 2011 Q2 2010 Q2/Q1 % Change YOY % Change Loans held for investment $4,890,696 $4,721,928 $4,459,790 4% 10% Loans held for sale 808,165 735,682 664,474 10% 22% Total loans 5,698,861 5,457,610 5,124,264 4% 11% Securities 163,073 177,161 233,177 (8)% (30)% Demand deposits 1,455,366 1,417,734 1,024,292 3% 42% Total deposits 5,252,903 5,319,321 4,776,725 (1)% 10% Total assets 6,192,506 6,183,239 5,651,586 N/M 10% Financial Summary (in thousands)

9 Financial Summary (in thousands) Period End Period End Period End Q2 2011 Q1 2011 Q2 2010 Q2/Q1 % Change YOY % Change Loans held for investment $5,164,293 $4,711,424 $4,462,830 10% 16% Loans held for sale 1,122,330 811,400 997,150 38% 13% Total loans 6,286,623 5,522,824 5,459,980 14% 15% Securities 157,821 171,990 227,029 (8)% (30)% Demand deposits 1,483,159 1,480,695 1,120,664 N/M 32% Total deposits 5,421,726 5,221,991 4,926,069 4% 10% Total assets 6,709,338 6,061,046 5,961,472 11% 13%

10 2006 2007 2008 2009 2010 Q2 2011 Non Interest Expense 86912 98606 109651 137733 154984 175234 2006 2007 2008 2009 2010 Q2 2011 Net Interest Income 117170 139752 151737 196691 241674 271184 Non Interest Income 17684 20627 22470 29260 32263 31270 2006 2007 2008 2009* 2010* ($ in thousands) 2011*^ 134,854 160,379 174,207 225,951 273,937 302,454 Operating Revenue CAGR: 20% Net Interest Income CAGR: 21% Non-interest Income CAGR: 14% Non-interest Expense CAGR: 17% Revenue and Expense Growth *Excludes OREO valuation expenses ^Annualized based on 6/30/11 data. Net Interest Income Non-interest Income Non-interest Expense

11 Deposit and Loan Growth 2006 2007 2008 2009 2010 Q2-2011 Demand Deposits 514 529 587 899 1451 1483 Interest Bearing Deposits 2555 2537 2746 3222 4004 3939 Loans HFI* Interest Bearing Deposits Demand Deposits * Excludes loans held for sale. 2006 2007 2008 2009 2010 Q2-2011 Loans Held for Investment 2722 3462 4028 4457 4711 5164 2006 2007 2008 2009 2010 ($ in millions) Q2-2011 Demand Deposit CAGR: 27% Total Deposit CAGR: 13% Loans Held for Investment CAGR: 15%

12 Loan Portfolio Statistics Non-accrual loans Commercial $ 13,721 Construction 22,254 Real estate 40,708 Consumer 323 Equipment leases 878 Total non-accrual loans $ 77,884 Non-accrual loans as % of loans held for investment 1.51% Non-accrual loans as % of total loans 1.24% OREO 27,285 Total Non-accruals + OREO $ 105,169 Non-accrual loans + OREO as % of loans held for investment + OREO 2.03% Total Loans $6,286,623 All numbers in thousands. Loan Collateral by Type 6/30/11

13 Credit Quality Improved Credit Trends Total credit cost of $8.7 million for Q2-2011 Decreased $2.1 million from Q1-2011, reflecting better trend NCOs of $10.5 million, representing 86 bps compared to 114 bps for 2010 Provision of $8.0 million for Q2-2011 compared to $7.5 million for Q1-2011 OREO valuation charge of $725,000 compared to $3.3 million in Q1-20011 Credit costs consistent with more aggressive efforts to reduce NPAs Significant improvement in NPA levels for 4th consecutive quarter Decrease of $37.5 million (26%) from Q1-2011 Reduction of $75 million (42%) from peak level in Q2-2010 NPA ratio of 2.03% compared to 3.01% in Q1-2011 and 4.00% in Q2-2010 Non-accrual loans of $77.9 million, down $38.6 million from Q1-2011 and $60.4 million from Q2-2010 NPL ratio now less than half of Q2-2010 level at 1.24% of total loans and 1.51% of LHI Reduction in credit costs and NPAs expected through remainder of 2011

14 Credit Quality Reserve / Loans* 1.34% 1.56% 1.59% 1.16% .95% Non-accrual loans + OREO to loans* + OREO 2.03% 3.25% 2.74% 1.81% ..69% Reserve to non-accruals .9x .6x .7x 1.0x 1.5x Net Charge-offs / Average Loans * Excludes loans held for sale.

15 Closing Comments Strong core earnings power continues in 2011 Maintaining strong capital position Credit cost improvements expected to continue throughout 2011 Well positioned to take advantage of market opportunities as economic conditions improve

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